SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS Enhanced Commodity Strategy Fund
DWS Short-Term Municipal Bond Fund

On December 19, 2024, the shareholders of each fund approved the multi-manager structure described herein. The multi-manager structure permits DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), each fund's investment advisor, subject to the approval of the fund’s Board, to appoint or replace subadvisors and materially amend subadvisory agreements with subadvisors, each without shareholder approval, subject to certain conditions. The proposal for shareholder approval of the multi-manager structure was included in a proxy statement that also sought shareholder votes to elect Board members of each fund. Each fund does not currently have a subadvisor, and DIMA does not have any plans to appoint a subadvisor at this time. However, with shareholder approval of the multi-manager structure, DIMA would be able to avoid the time and expense associated with seeking shareholder approval to appoint subadvisors or amend subadvisory agreements for each fund in the future.
The following information replaces similar disclosure under the “WHO MANAGES AND OVERSEES THE FUND(S)” heading of the “FUND DETAILS” section of each fund’s prospectus.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of a fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.
Please Retain This Supplement for Future Reference
December 19, 2024
PROSTKR24-101